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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 28, 2001
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                     CREDIT SUISSE FIRST BOSTON (USA), INC.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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         (State or other jurisdiction of incorporation or organization)


                  1-6862                                 13-1898818
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         (Commission File Number)                     (I.R.S. Employer
                                                    (Identification No.)


Eleven Madison Avenue, New York, New York                  10010
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 (Address of principal executive office)                (Zip Code)


                                 (212) 325-2000
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              (Registrant's telephone number, including area code)



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          (Former name or former address, if changed since last report)


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Item 5. OTHER EVENTS


          On November 28, 2001, we received a letter from the Office of the United States Attorney for the Southern District of New York stating that it has closed its investigation of Credit Suisse First Boston Corporation in connection with its practices of allocating shares of initial public offering securities without filing criminal charges. The body of the letter is set forth below in its entirety.

                    "Please be advised that the Office of the United States Attorney for the Southern District of New York ("the Office") has closed its investigation of Credit Suisse First Boston Corporation ("CSFB") in connection with its practices of allocating shares of initial public offering securities during the period from 1998 through 2000, without the filing of criminal charges against CSFB. This decision has been made based upon information now available to the Office and may be revisited should circumstances change or additional facts come to the Office's attention.

                    The Office's decision not to file criminal charges against CSFB does not represent any position on any pending or future civil or regulatory proceedings involving CSFB or any of its officers or employees.''

          On November 28, 2001, we issued a press release concerning our agreement to sell the U.S.-based online trading operations of CSFBdirect to Bank of Montreal. The purchase price is U.S. $520 million, subject to adjustment. The transaction is expected to close in early 2002 and is subject to the prior receipt of regulatory approvals in the United States and Canada. The press release is filed herewith as an exhibit and hereby incorporated in its entirety by reference.

          On November 29, 2001, we issued a press release concerning the completion of our cash tender offer to acquire the outstanding shares of our Fixed/Adjustable Rate Cumulative Preferred Stock, Series B. The press release is filed herewith as an exhibit and hereby incorporated in its entirety by reference.

          On November 30, 2001, we issued a press release concerning notice of full redemption on December 31, 2001 of our Fixed/Adjustable Rate Cumulative Preferred Stock, Series A. The press release is filed herewith as an exhibit and hereby incorporated in its entirety by reference.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c) EXHIBITS

Exhibit 99.1 Press releases dated November 28, 29 and 30, 2001 of Credit Suisse First Boston (USA), Inc.



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                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Credit Suisse First Boston (USA), Inc.


                                             /s/ David C. Fisher
                                          ----------------------
                                          David C. Fisher
                                          CHIEF ACCOUNTING OFFICER

December 4, 2001